UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
  Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) December 21, 2010
                     --------------------------

                    Dynasil Corporation of America
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      (Exact name of registrant as specified in its charter)

     Delaware                   000-27503           22-1734088
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(State or other                 Commission          (IRS Employer
jurisdiction of incorporation)  File Number)     Identification No.)


                 44 Hunt Street, Watertown, MA  02472
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               (Address of principal executive offices)


                      (607)-272-3320, ext 26.
  ----------------------------------------------------------
      (Registrant's telephone number, including area code)

                            Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES


     As previously disclosed, on October 22, 2010, Dynasil Corporation of America (the "Company") determined to cause the mandatory conversion of all outstanding shares of its Series C 10% Cumulative Convertible Preferred Stock (the "Series C Preferred Stock")into shares of its Common Stock, $.0005 par value per share ("Common Stock"), at a conversion price of $2.50 per share, effective December 21, 2010 (the "Conversion Date"). As a result, as of the Conversion Date, all 5,256,000 shares of Series C Perferred Stock that had been outstanding are cancelled and have been automatically converted, without any action required on the part of the holders of Series C Preferred Stock, into an aggregate of 2,102,400 shares of Common Stock. The Company issued the shares of Common Stock pursuant to the conversion in reliance on the exemption from the federal registration requirements provided by Section 3(a)(9) of the Securities Act of 1933 (the "Securities Act"). Such shares are freely tradeable by persons who are not affiliates of the Company in compliance with applicable federal securities laws.

As a result of foregoing, as of the date hereof, the Company has outstanding an aggregate of 14,834,542 shares of Common Stock and no outstanding preferred stock. Further, as each share of Series C Preferred Stock carried a 10% per annum dividend, the Company will no longer incur the annual dividend cost of $525,600 in cash or common stock dividends, as applicable.

The shares of Series C Preferred Stock were originally sold at a price of $1.00 per share on July 1, 2008. The securities were offered and sold only to accredited investors within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "Act"), in a transaction conducted pursuant to section 4(2) of the Act and Regulation D thereunder.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNASIL CORPORATION OF AMERICA
        (Registrant)

Date: __________________          By: ______________________
                                      Craig T. Dunham
                                      President